Exhibit 99.1

NEWS RELEASE

BARRICK AND NOVAGOLD REPORT FILING OF DRAFT ENVIRONMENTAL IMPACT STATEMENT, ADVANCING PERMITTING FOR DONLIN GOLD

November 30, 2015 — Vancouver, British Columbia — Barrick Gold Corporation (Barrick) and NOVAGOLD RESOURCES INC. (NOVAGOLD) are pleased to announce that the Donlin Gold Draft Environmental Impact Statement (DEIS) has been published by the US Army Corps of Engineers ("Corps") and is now available at www.donlingoldeis.com. This is a significant permitting milestone for the Donlin Gold project located in Alaska, the second largest gold producing State in the US.

Following the filing of the DEIS, the Corps is expected to:

•	Issue a schedule for public meetings on the Draft Environmental Impact Statement (DEIS), to be held in the Yukon-Kuskokwim region and Anchorage in the coming weeks
•	Accept written comments on the DEIS until the close of the 5-month comment period at the end of April 2016
•	Review and respond to all comments on the DEIS in a Final EIS, which the Corps' schedule anticipates will be published in 2017

"The release of the DEIS marks another positive step for Calista Corporation and our shareholders," said Andrew Guy, President and CEO of Calista Corporation.  "As an Alaska Native Claims Settlement Act (ANCSA) corporation, Calista must meet two key goals, to successfully operate as a profitable business and to provide socio-economic benefits to our shareholders. The advancement of this project can allow Calista to meet both ANCSA goals by providing an opportunity to develop partnerships for future low cost energy, in addition to meaningful employment opportunities for shareholders and a revenue stream for Calista."

"We are pleased that the Donlin Gold EIS is moving forward," said Maver Carey, President and CEO of The Kuskokwim Corporation (TKC).  "Donlin Gold's continued presence in the region over the past two decades and the partnership which we have developed through the updated Surface Use Agreement, represent tremendous opportunities for the shareholders of our 10 villages and the broader Yukon-Kuskokwim community. It has the potential to create jobs and financial benefits for TKC and the people in the region, allowing them to continue living off this land for generations to come."

"This is a positive development for the Donlin Gold project and we want to express our appreciation to those involved." said Kelvin Dushnisky, President of Barrick Gold Corporation.  "In particular we would like to thank the Army Corps of Engineers, the State of Alaska and all of the cooperating agencies and communities.  Donlin Gold's significant resource remains a great asset to Barrick. We are confident that the Donlin Gold LLC team in partnership with Calista and the TKC are advancing the permitting process expeditiously and with due consideration for all stakeholders.  We thank them for that."

"Permitting a major project such as Donlin Gold requires a tremendous level of collaboration and team spirit on the part of all parties involved," said Greg Lang, NOVAGOLD's President and Chief Executive Officer. "The credit for reaching this important milestone is shared by many men and women committed to the successful and responsible development of Donlin Gold. NOVAGOLD would like to thank the Corps and all the cooperating agencies; our partners at Donlin Gold itself: the Calista Corporation, owner of the minerals, and The Kuskokwim Corporation, owner of the surface lands; our partner Barrick; and our own team. Their combined effort and dedication, leading to the publication of this extensive Draft EIS, has gone a long way in the development of this exciting gold project. Donlin Gold offers significant opportunities for economic stimulus, job creation, and social and community development. More importantly, the project could create unique incentive for people to return to their region by generating economic growth that is consistent with traditional ways of life. With this opportunity in mind, we encourage the local communities in the Yukon-Kuskokwim region and other interested parties to be active participants in the public meetings."
In addition to further advancing the DEIS, Donlin Gold has advanced a number of other key permits. The Public Notice for the Clean Water Act Section 404 (Wetlands) permit application was issued by the Corps. The Air Quality and Integrated Waste Management permit applications were submitted to the Alaska Department of Environmental Conservation (ADEC). Donlin Gold also submitted lease applications to the Alaska Department of Natural Resources (ADNR) and continued to work with the ADNR Dam Safety Program on its dam application package.

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Barrick Contacts:
INVESTOR CONTACT:
Angela Parr
Vice President
Investor Relations
Telephone: +1 416 307-7426
Email: aparr@barrick.com

Susan Muir
Vice President
Investor Communications
Telephone: +1 416 307-5107
Email: s.muir@barrick.com

MEDIA CONTACT:
Andy Lloyd
Senior Vice President
Communications
Telephone: +1 416 307-7414
Email: alloyd@barrick.com

Toll Free: 1-800-720-7415
www.barrick.com

NOVAGOLD Contacts:
Mélanie Hennessey
Vice President, Corporate Communications
Telephone: +1 604 630 3567
Email: melanie.hennessey@novagold.com
Erin O'Toole
Analyst, Investor Relations
Telephone: +1 604 638 0638
Email: erin.otoole@novagold.com
Toll Free: 1-866-669-6227
www.novagold.com
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BARRICK CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

Certain information contained in this press release, including any information as to our strategy, projects, plans or future financial or operating performance constitutes "forward-looking statements". All statements, other than statements of historical fact, are forward-looking statements. The words "expect", "will", "potential", "estimate", "indicate", "can" and similar expressions identify forward-looking statements. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by Barrick in light of management's experience and perception of current conditions and expected developments, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Known and unknown factors could cause actual results to differ materially from those projected in the forward-looking statements. Such factors include, but are not limited to: fluctuations in the spot and forward price of gold, copper or certain other commodities (such as silver, diesel fuel, natural gas and electricity); changes in mineral production performance, exploitation and exploration successes; diminishing quantities or grades of reserves; operating or technical difficulties in connection with mining or development activities, including disruptions in the maintenance or provision of required infrastructure and information technology systems; increased costs, delays, suspensions and technical challenges associated with the construction of capital projects; the speculative nature of mineral exploration and development; failure to comply with environmental and health and safety laws and regulations; timing of receipt of, or failure to comply with, necessary permits and approvals; the impact of inflation; fluctuations in the currency markets; changes in U.S. dollar interest rates; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in Canada and the United States and other jurisdictions in which the company does or may carry on business in the future; damage to the company's reputation due to the actual or perceived occurrence of any number of events, including negative publicity with respect to the company's handling of environmental matters or dealings with community groups, whether true or not; risk of loss due to acts of war, terrorism, sabotage and civil disturbances; litigation; contests over title to properties, particularly title to undeveloped properties, or over access to water, power and other required infrastructure; employee relations; increased costs and risks related to the potential impact of climate change and the availability and increased costs associated with mining inputs and labor. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion, copper cathode or gold or copper concentrate losses (and the risk of inadequate insurance, or inability to obtain insurance, to cover these risks). Many of these uncertainties and contingencies can affect our actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, us.

Readers are cautioned that forward-looking statements are not guarantees of future performance. All of the forward-looking statements made in this press release are qualified by these cautionary statements. Specific reference is made to the most recent Form 40-F/Annual Information Form on file with the SEC and Canadian provincial securities regulatory authorities for a discussion of some of the factors underlying forward-looking statements. Barrick disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.
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NOVAGOLD CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein including, without limitation, the timing of permitting and potential development of Donlin Gold, statements relating to NOVAGOLD's future operating and financial performance, outlook, and the potential sale of all or part of NOVAGOLD's interest in Galore Creek are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding the perceived merit of properties; anticipated permitting timeframes; exploration results and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; completion of transactions; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from NOVAGOLD's expectations include the uncertainties involving the need to obtain permits and governmental approvals; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for continued cooperation with Barrick Gold Corporation and Teck Resources Limited for the continued exploration and development of the Donlin Gold and Galore Creek properties; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risk and uncertainties disclosed in NOVAGOLD's Annual Report filed on Form 10-K for the year-ended November 30, 2014 with the United States Securities and Exchange Commission, Canadian securities regulators, and in other NOVAGOLD reports and documents filed with applicable securities regulatory authorities from time to time. NOVAGOLD's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

NOVAGOLD CAUTIONARY NOTE TO UNITED STATES INVESTORS
This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards for Mineral Resources and Mineral Reserves (2010)("CIM Definition Standards 2010"). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission ("SEC"), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term "resource" does not equate to the term "reserves". Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's disclosure standards normally do not permit the inclusion of information concerning "measured mineral resources", "indicated mineral resources" or "inferred mineral resources" or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves" by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that all or any part of "measured" or "indicated resources" will ever be converted into "reserves". Investors should also understand that "inferred mineral resources" have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of the "inferred resources" will ever be upgraded to "indicated resource", "measured resource", or "mineral reserve" status. Under Canadian rules, estimated "inferred mineral resources" may not form the basis of feasibility or pre-feasibility studies except in rare cases. Investors are cautioned not to assume that all or any part of an "inferred mineral resource" exists or is economically or legally mineable. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves" are also not the same as those of the SEC, and reserves reported by NOVAGOLD in compliance with NI 43-101 may not qualify as "reserves" under SEC standards. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with U.S. standards.

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